Exhibit 99.1

FOR IMMEDIATE RELEASE

AGS RESCHEDULES Date For 2020 Annual Meeting of Stockholders

LAS VEGAS — April 13, 2020: AGS (NYSE: AGS) (the “Company”) today announced that its 2020 Annual Meeting of Stockholders will be held on Wednesday, July 1, 2020 at a location to be announced in Las Vegas, Nevada. The record date for the meeting is May 8, 2020. The Company has rescheduled these dates due the impact of COVID-19.

To be timely, pursuant to AGS’ Bylaws and Rule 14a-8 of the Securities Exchange Act of 1934, as amended, any notice of business or nominations with respect to the 2020 Annual Meeting of Stockholders must be received by no later than 5 p.m. PDT on April 23, 2020. Any such stockholder proposal must be submitted and must comply with the applicable rules and regulations of the Securities and Exchange Commission, including Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and AGS’ Bylaws.

Proxy materials will be mailed to shareholders of record on or about May 21, 2020, and will be available on the Securities and Exchange Commission's website at www.sec.gov and on AGS’ website at .

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About AGS

AGS is a global company focused on creating a diverse mix of entertaining gaming experiences for every kind of player. Our roots are firmly planted in the Class II Native American gaming market, but our customer-centric culture and growth have helped us branch out to become a leading all-inclusive commercial gaming supplier. Powered by high-performing Class II and Class III slot products, an expansive table products portfolio, real-money gaming platforms and content, highly rated social casino solutions for operators and players, and best-in-class service, we offer an unmatched value proposition for our casino partners. Learn more at playags.com.

Forward-Looking and Cautionary Language

This release contains, and oral statements made from time to time by our representatives may contain, forward-looking statements based on management’s current expectations and projections, which are intended to qualify for the safe harbor of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the public offering and other statements identified by words such as “believe,” “will,” “may,” “might,” “likely,” “expect,” “anticipates,” “intends,” “plans,” “seeks,” “estimates,” “believes,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. All forward-looking statements are based on current expectations and projections of future events.

These forward-looking statements reflect the current views, models, and assumptions of AGS, and are subject to various risks and uncertainties that cannot be predicted or qualified and could cause actual results in AGS’s performance to differ materially from those expressed or implied by such forward looking statements. These risks and uncertainties include, but are not limited to, the ability of AGS to maintain strategic alliances, unit placements or installations, grow revenue, garner new market share, secure new licenses in new jurisdictions, successfully develop or place proprietary product, comply with regulations, have its games approved by relevant jurisdictions and other factors set forth under the section entitled “Risk Factors” its annual report on Form 10-K filed with the Securities and Exchange Commission on March 4, 2020, as such factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission. All forward-looking statements made herein are expressly qualified in their entirety by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Readers are cautioned that all forward-looking statements speak only to the facts and circumstances present as of the date of this press release. AGS expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contacts:

Julia Boguslawski, Chief Marketing Officer and Executive Vice President of Investor Relations
jboguslawski@PlayAGS.com

Steven Kopjo, Director of Investor Relations

skopjo@PlayAGS.com

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